UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2022

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

Delaware	1-1657	13-1952290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place Stamford CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Donald G. Cook retired from the Board of Directors of Crane Co. (the “Company”) on May 16, 2022, in accordance with the Company’s director retirement policy.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Stockholders was held on May 16, 2022. The voting results were as follows (vote totals may not sum to the total votes cast because of rounding fractional shares):

1. The following nine Directors were elected to serve until the 2023 Annual Meeting of Stockholders.

Martin R. Benante
Votes for	47,925,336
Votes against	1,046,999
Abstained	139,984
Broker non-votes	2,641,843

Michael Dinkins
Votes for	48,273,937
Votes against	781,529
Abstained	56,853
Broker non-votes	2,641,843

Ronald C. Lindsay
Votes for	48,811,572
Votes against	239,266
Abstained	61,481
Broker non-votes	2,641,843

Ellen McClain
Votes for	48,811,011
Votes against	251,459
Abstained	49,849
Broker non-votes	2,641,843

Charles G. McClure, Jr.
Votes for	48,301,239
Votes against	752,150
Abstained	58,930
Broker non-votes	2,641,843

Max H. Mitchell
Votes for	48,910,203
Votes against	136,843
Abstained	65,273
Broker non-votes	2,641,843

Jennifer M. Pollino
Votes for	48,667,311
Votes against	393,847
Abstained	51,161
Broker non-votes	2,641,843

John S. Stroup
Votes for	48,827,877
Votes against	219,981
Abstained	64,461
Broker non-votes	2,641,843

James L. L. Tullis
Votes for	47,563,246
Votes against	1,486,127
Abstained	62,946
Broker non-votes	2,641,843

2. The stockholders ratified the selection of Deloitte & Touche LLP as independent auditors for the Company for 2022.

Votes for	50,379,212
Votes against	1,320,062
Abstained	54,888
Broker non-votes	0

3. The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 15, 2022.

Votes for	47,270,754
Votes against	1,713,286
Abstained	128,279
Broker non-votes	2,641,843

4. The stockholders approved and adopted the Agreement and Plan of Merger, dated as of February 28, 2022, by and among the Company, Crane Holdings, Co., a Delaware corporation and wholly-owned subsidiary of the Company (“Crane Holdings”), and Crane Transaction Company, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of Crane Holdings, pursuant to which the Company will merge with Merger Sub, with the Company surviving the merger as a wholly-owned subsidiary of Crane Holdings.

Votes for	48,842,467
Votes against	212,806
Abstained	57,046
Broker non-votes	2,641,843

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.
May 16, 2022
	By:	/s/ Anthony M. D’Iorio
	Name:	Anthony M. D’Iorio
	Title:	Senior Vice President, General Counsel and Secretary